PAGE <1>

                   POLICY MANAGEMENT SYSTEMS CORPORATION

                               EXHIBIT INDEX

Exhibit
Number

3.  ARTICLES OF INCORPORATION AND BY-LAWS

    A. Articles   of   Incorporation,   as   amended,   of    the
       Company (Filed as Exhibit 3(a) to Form 10-K for the   year
       ended December 31, 1983 - File No. 0-10175)

    B. Certified  copy of the By-Laws of the Company, as  amended
       (Filed   as   Exhibit  3(b)  to   Registration   Statement
       No. 2-79410, dated October 5, 1982)

4.  INSTRUMENTS   DEFINING  THE  RIGHTS  OF   SECURITY   HOLDERS,
    INCLUDING INDENTURES

    A. Specimen forms of certificates for Common Stock of the Company (Filed as Exhibit 4(a) to Registration Statement
       No. 2-74821, dated December 16, 1981)

    B. Articles of Amendment to the Articles of Incorporation of Policy Management Systems Corporation; dated August 23,
       1989 (File No. 0-10175 - Filed under cover of Form SE filed on September 22, 1989)

10. MATERIAL CONTRACTS

    A. Form  of  Standard Licensing Agreement (Filed  as  Exhibit
       10(a)  to Form 10-K for the year ended December  31,  1984
       - File No. 0-10175)

    B. Agreement for the Transfer of Assets for Stock between Seibels, Bruce & Company and Policy Management Systems Corporation dated September 30, 1981 (Filed as Exhibit 10(b) to Registration Statement No. 2-74821, dated December 16, 1981)

    C. Employment   Agreements,  with  amendments,  between   the
       Company  and  five  principal  officers  of  the   Company
       (Filed   as  Exhibit  10(d)  to   Registration   Statement
       No. 2-74821, dated December 16, 1981)

    D. Agreement for Data Processing Services between Seibels, Bruce & Company and the Company effective October 1, 1981, as amended (Filed as Exhibit 10(f) to Form 10-K for the year ended December 31, 1983 - File No. 0-10175)

PAGE <2>

Exhibit
Number

    E. Form of Tax Allocation Agreement among the Company, Seibels, Bruce & Company, The Seibels Bruce Group, Inc. and all other affiliated companies (Filed as Exhibit 10(g) to Registration Statement No. 2-74821, dated December 16, 1981)

    F. Stock   Purchase   Agreements  dated  August   28,   1981,
       between  the  Company and five principal  officers  (Filed
       Exhibit 10(h) to Registration Statement No. 2-74821, dated December 16, 1981)

    G. Shareholder Agreements dated August 28, 1981, between the Company and its five principal officers (Filed as Exhibit 10(i) to Registration Statement No. 2-74821, dated December 16, 1981)

    H. 1983 Amendments to the 1981 Policy Management Systems Corporation Incentive Stock Option Plan (The 1981 Policy Management Systems Corporation Incentive Stock Option Plan as amended prior to 1983 is incorporated by reference from the Company's Registration Statement on Form S-1 dated December 16, 1981, No. 2-74821.) (Filed as Exhibit 10(n) to Form 10-K for the year ended December 31, 1983 - File No. 0-10175)

    I. The  Policy Management Systems Corporation Stock  Purchase
       Savings  Plan  for Employees (Filed as  Exhibit  10(g)  to
       Registration  Statement No. 2-81844, dated   February  11,
       1983)

    J. Policy  Management Systems Corporation 1984  Stock  Option
       Plan (Filed as Exhibit 10(t) to Registration Statement No.
       2-93715, dated October 31, 1984)

    K. Development Agreement, dated October 24, 1983, between Agency Automation Partners Limited ("Partnership") and the Company; Technology License Agreement, dated October 24, 1983, between Partnership and the Company; First Amendment to Technology License Agreement, dated December 14, 1983, between Partnership and the Company; Lease and Marketing Agreement, dated October 24, 1983, between Partnership and the Company; Purchase Option Agreement, dated October 24, 1983, between Partnership and the Company; Subdevelopment and Submarketing Agreement, dated October 24, 1983, among the Company, Shamrock Automation Systems, Inc. and the Florida Association of Insurance Agents, Inc. (Filed as
       Exhibit 10(u) to Registration Statement No. 2-93715, dated October 31, 1984)

PAGE <3>

Exhibit
Number

    L. Policy  Management  Systems  Corporation  Employee   Stock
       Ownership Plan (Filed as Exhibit 10(w) to Form 10-K for the year ended December 31, 1985 - File No. 0-10175)

    M. Policy Management Systems Corporation Profit Sharing  Plan
       (Filed  as Exhibit 10(x) to Form 10-K for the  year  ended
       December 31, 1985 - File No. 0-10175)

    N. Policy  Management Systems Corporation 1985  Stock  Option
       Plan (Filed as Exhibit 10(y) to Form 10-K for the year ended December 31, 1985 - File No. 0-10175)

    O. Policy Management Systems Corporation 1985 Employee  Stock
       Purchase Plan (Filed as Exhibit 10(z) to Form 10-K for the year ended December 31, 1985 - File No. 0-10175)

    P. Modification and Enhancement Agreement, dated August 8, 1985, between Agency Automation Partners Limited ("Partnership") and the Company; Submodification and The Florida Association of Insurance Agents, Inc.; First Amendment to Purchase Option Agreement, dated August 8, 1985, among the Partnership, the Company and SASI; First Amendment to Lease and Marketing Agreement, dated August 8, 1985, between the Partnership and the Company; Second Amendment to Technology License Agreement, dated August 8, 1985, between the Partnership and the Company (Filed as Exhibit 10(dd) to Form 10-K for the year ended December 31, 1985 - File No. 0-10175)

    Q. Acquisition  Agreement between the Company and  Commercial
       Services, Inc. (Filed as Exhibit 10(bb) to form 10-K for the year ended December 31, 1985 - File No. 0-10175)

    R. Complementary  Marketing Assistance Agreement between  IBM
       and   the   Company   (Filed   as   Exhibit   10(cc)    to
       Registration  Statement No. 33-11854, dated  February  19,
       1987)

    S. Policy Management Systems Corporation Long-Term  Incentive
       Plan   for   Executives  (Filed  as  Exhibit   10(dd)   to
       Registration  Statement No. 33-11854, dated  February  19,
       1987)

    T. Policy  Management Systems Corporation 1986  Stock  Option
       Plan (Filed as Exhibit 10(ee) to Form 10-K for the year ended December 31, 1986 - File No. 0-10175)

PAGE <4>

Exhibit
Number

     U. Policy Management Systems Corporation Long-Term Incentive Plan for Executives (Filed as Exhibit 10(ff) to
        Registration  Statement  No. 33-26499,  dated  January  9,
        1989)

     V. Conformed   copy  of  Stock  Purchase  Agreement   between
        International Business Machines Corporation and Policy Management Systems Corporation, dated July 26, 1989
        (File No. 0-10175 - Filed under cover of Form SE filed on September 22, 1989)

     W. Conformed copy of Development and Marketing Agreement between International Business Machines Corporation and Policy Management Systems Corporation, dated July 26, 1989 (File No. 0-10175 - Filed under cover of Form SE filed on September 29, 1989)

     X. Conformed copy of Acquisition Agreement between Policy Management Systems Corporation, Advanced System Applications, Inc. and John W. Blaney, dated November 13, 1989 (File No. 0-10175 - Filed under cover of Form SE on November 28, 1989)

     Y. Policy Management Systems Corporation 1989 Stock Option Plan (File No. 0-10175 - Filed under cover of Form SE on March 22, 1991)

     Z. Policy Management Systems Corporation 401(k) Retirement Plan ( File No. 0-10175 - Filed under cover of Form SE on March 22, 1991)

11.  STATEMENT REGARDING COMPUTATION OF PER SHARE EARNINGS
     (Filed herewith)

13.  ANNUAL REPORT TO SECURITY HOLDERS, FORM 10-Q OR QUARTERLY
     REPORT TO SECURITY HOLDERS

     1992 Annual Report to Stockholders
     (Filed under cover of Form SE on March 19, 1993)

22.  SUBSIDIARIES OF THE REGISTRANT
     (Filed herewith)